Exhibit 10.3

FORM OF LIEN RELEASE AGREEMENT

THIS LIEN RELEASE AGREEMENT (this “Agreement”) is made and entered into this 18th day of March, 2009 by and between Irvine Sensors Corporation, a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”). Each of the Company and the Investor is sometimes referred to herein as a “Party,” and collectively as the “Parties.”

RECITALS

A. WHEREAS, the Company owes the Investor principal and interest totaling approximately $           as of          , 2009 pursuant to that certain Secured Promissory Note dated as of           in favor of the Investor (the “Note”);

B. WHEREAS, the Investor is a party to, and the Company’s assets are secured by liens (the “Liens”) pursuant to, that certain Security Agreement dated as of November 5, 2008 and Intercreditor Agreement dated as of November 5, 2008;

C. WHEREAS, the Company has entered into an agreement to sell most of its patent portfolio and related assets (“Patent Assets”) to a patent acquisition company (the “Patent Buyer”) for up to a $9.5 million cash payment and it is anticipated that the Company will be granted a perpetual, worldwide, royalty-free, non-exclusive license to use the sold patents in its business (the “Patent Sale and License”), a condition to which is a requirement that the Investor agrees to release its Liens relating to the Patent Assets pursuant to the terms of this Agreement;

D. WHEREAS, the parties desire to effect such a release of the Investor’s Liens relating to the Patent Assets; and

E. WHEREAS, the Company, U.S. Bank National Association (the “Escrow Agent”) and certain holders of the bridge notes issued by the Company pursuant to that certain Private Placement Memorandum, dated as of September 29, 2008 and as supplemented on January 26, 2009, (the “Bridge Notes”) have entered into an Escrow Agreement, pursuant to which the Company has agreed to deposit out of the proceeds of the Patent Sale and License an amount equal to $1,040,000 (the “Escrow Deposit”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the agreements and covenants contained herein, the Parties agree as follows:

1. Release of Liens.   As consideration for the Investor’s release of Liens relating to the Patent Assets, the Investor agrees as follows (Please Initial One):

a.          (Initials)   Investor agrees to (i) upon receipt of the outstanding principal and accrued interest owing under the Note, such amount to be paid to Investor out of the Escrow Deposit promptly after the closing of the Patent Sale and License, surrender the Note to the Company for cancellation and (ii) upon the Escrow Agent’s receipt of the Escrow Deposit, execute and deliver the release of Liens relating to the Patent Assets attached hereto as Exhibit A; or

b.          (Initials)   Investor agrees to (i) upon receipt of the number of shares of the Company’s common stock (the “Shares”) set forth in this Section 1(b), surrender the Note to the Company for cancellation in exchange for the Company’s agreement to issue to Investor, subject to approval of the Company’s stockholders, the number of Shares equal to 125% of the value of the outstanding principal and accrued interest under the Note, based on the greater of (a) $0.40, (b) the last reported closing sale price of the Company’s common stock on the Nasdaq Capital Market immediately prior to the closing of the Patent Sale and License and (c) the consolidated closing bid price of the Company’s common stock on the Nasdaq Capital Market immediately prior to the closing of the Patent

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Sale and License and (ii) upon the Escrow Agent’s receipt of the Escrow Deposit, execute and deliver the release of Liens relating to the Patent Assets attached hereto as Exhibit A; or

c.          (Initials)   Investor agrees to (i) upon receipt of the number of Shares set forth in this Section 1(c) and the amount of principal and accrued interest set forth in this Section 1(c), surrender the Note to the Company for cancellation in exchange for the Company’s agreement to (y) pay Investor $           of the outstanding principal and accrued interest under the Note in cash out of the proceeds of the Patent Sale and License, such amount to be paid to Investor out of the Escrow Deposit promptly after the closing of the Patent Sale and License and (z) issue to Investor, subject to approval of the Company’s stockholders, the number of Shares equal to 125% of the value of the remaining $           of the outstanding principal and accrued interest under the Note, based on the greater of (1) $0.40, (2) the last reported closing sale price of the Company’s Common Stock on the Nasdaq Capital Market immediately prior to the closing of the Patent Sale and License and (3) the consolidated closing bid price of the Company’s Common Stock on the Nasdaq Capital Market immediately prior to the closing of the Patent Sale and License and (ii) upon the Escrow Agent’s receipt of the Escrow Deposit, execute and deliver the release of Liens relating to the Patent Assets attached hereto as Exhibit A.

2. Equity Consideration.   In the event the Investor agrees to either Section 1(b) or 1(c) of this Agreement, the Company shall use commercially reasonable efforts to obtain stockholder approval for the issuance of the Shares no later than the Company’s 2009 Annual Meeting of Stockholders. The Company shall issue the Shares to the Investor as soon as practicable after such issuance has been approved by the Company’s stockholders. If the Company is unable to obtain stockholder approval for the issuance of the Shares, the Note shall remain outstanding in accordance with its terms.

3. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

4. Attorneys’ Fees.  If any action or proceeding in contract or tort arising out of or relating to this Agreement is commenced by any party to this Agreement, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorneys’ fees, costs and expenses incurred in the action or proceeding by the prevailing party, along with any reasonable attorneys’ fees, costs and expenses incurred to collect any amount awarded in connection with any such action or proceeding.

5. Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.   In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the parties hereto WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH INVESTOR AGREES THAT THIS SECTION 5 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE OTHER PARTY WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 5 WERE NOT PART OF THIS AGREEMENT. Each party irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of Orange, State of California, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. In any such litigation, each party waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such party at its address for notice determined in accordance with this Section 5. Each party hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

6. Representation by Counsel.  The Parties acknowledge and agree that they have been represented or have had the opportunity to be represented by counsel of their own choice in the negotiations leading to their execution of this Agreement and that they have read this Agreement. The Parties further acknowledge that the waivers they made herein are knowing, conscious and with full appreciation that they are forever foreclosed from pursuing any of the rights so waived and that they understand this Agreement and are signing it voluntarily and without coercion.

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7. Admissibility of this Agreement.  Each of the parties agrees that any copy of this Agreement signed by it and transmitted by facsimile for delivery to the other party shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

8. Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail, or facsimile, addressed as set forth on the signature page hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

9. Amendments and Modification.   No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto.

10. Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered electronically.

11. Successors and Assigns.  Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

12. Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement provided each party is able to receive the substantial benefit of this Agreement.

13. Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement has been executed to be effective as of the date and year first above written. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature, which signature shall be deemed of the same legal effect as an original hard copy signature.

IRVINE SENSORS CORPORATION
a Delaware corporation

By:
John Carson, President and Chief Executive Officer
Address:

INVESTOR:

By:
Name:
Title:
Address:

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FORM OF RELEASE OF SECURITY INTEREST
     This release of security interest is made and executed by                                                              ,                                                             , (the “Secured Party”), in favor of Irvine Sensors Corporation, a Delaware corporation (“Debtor”).
A. The Secured Party loaned money to Debtor, and Debtor granted the Secured Party a security interest in all of Debtor’s intellectual property assets to secure indebtedness and obligations of Debtor to the Secured Party.
B. The Secured Party recorded its security interest as follows:

	Secured	Execution		Recordation
Debtor	Party	Date	Reel/Frame	Date
Irvine Sensors Corporation
     NOW, THEREFORE, for valuable consideration received, by its execution of this Release of Security Interest, the Secured Party hereby irrevocably and unconditionally releases all right, title and interest in all of the following:
     (a) the patents and patent applications listed in Exhibit A (the “Patents”);
     (b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that directly or indirectly incorporate by reference, or are directly or indirectly incorporated by reference into, the Patents;
     (c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);
     (d) all non-United States patents, patent applications, and counterparts relating to the Patents or any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, other governmental grants or issuances, and any rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein;
     (e) inventions, invention disclosures, and discoveries described in any of the Patents of any item in the foregoing categories (a) though (d);
     (f) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (e), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

     (g) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in the above subparagraphs (a) through (f), including, without limitation, all causes of action and other enforcement rights for
(i) damages,
(ii) injunctive relief, and
(iii) any other remedies of any kind
for past, current and future infringement; and
     (h) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (a) through (g).
     If necessary or desired, the Secured Party hereby authorizes Debtor’s authorized representative to file UCC Financing Statement Amendment(s) with the applicable filing office(s) in order to memorialize the release of any security interest related to the items set forth in categories (a) through (h) by the Secured Party.
     This Release is governed by the law of the State of Delaware, excluding its choice of law principles to the contrary. This Release shall be binding upon the Secured Party and its successors and assigns and inures, to the benefit of, with respect to the Patents (including any purchaser). The Secured Party acknowledges that it is aware that it may hereafter discover facts different from or in addition to what it now knows, believes or suspects to be true with respect to the matters herein released, that such facts may give rise to claims, causes of action, damages, consequences or results that are unforeseen or unsuspected, and that the Secured Party is nonetheless giving up its rights, and the releases in this Release Agreement will be and remain in effect in all respects as complete, general releases, notwithstanding any such different or additional facts.
     IN WITNESS WHEREOF, the undersigned has executed this Release of Security Interest on this                      day of                                          2009.
Secured Party

Name:

Address:

(Signature)
Title:
(If Applicable)

Exhibit A

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

5,235,672 (07/651,477)	US	8/10/1993 (2/6/1991)	Hardware for electronic neural network

Carson, John C.

6,389,404 (09/223,476)	US	5/14/2002 (12/30/1998)	Neural processing module with input architectures that make maximal use of a weighted synapse array

Carson, John C.; Saunders, Christ H.

6,650,704 (09/427,384)	US	11/18/2003 (10/25/1999)	Method of producing a high quality, high resolution image from a sequence of low quality, low resolution images that are undersampled and subject to jitter

Carlson, Randolph S.; Arnold, Jack L.; Feldmus, Valentine G.

6,829,237 (09/973,857)	US	12/7/2004 (10/9/2001)	High speed multi-stage switching network formed from stacked switching layers Carson, John C.; Ozguz, Volkan H.

7,082,591 (10/346,363)	US	7/25/2006 (1/17/2003)	Method for effectively embedding various integrated circuits within field programmable gate arrays

Carlson, Randolph S.

6,856,167 (10/347,038)	US	2/15/2005 (1/17/2003)	Field programmable gate array with a variably wide word width memory

Ozguz, Volkan H.; Carlson, Randolph S.; Gann, Keith D.; Leon, John P.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

7,265,579 (11/037,490)	US	9/4/2007 (1/18/2005)	Field programmable gate array incorporating dedicated memory stacks

Carlson, Randolph Stuart; Ozguz, Volkan; Gann, Keith D.; Leon, John P.

5,508,836 (08/305,066)	US	4/16/1996 (9/13/1994)	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

5,635,705 (08/526,415)	US	6/3/1997 (9/11/1995)	Sensing and selecting observed events for signal processing

Saunders, Christ H.

6,195,268 (09/031,435)	US	2/27/2001 (2/26/1998)	Stacking layers containing enclosed IC chips

Eide, Floyd K.

5,045,685 (07/534,969)	US	9/3/1991 (6/6/1990)	Analog to digital conversion on multiple channel IC chips

Wall, Llewellyn E.

5,104,820 (07/720,025)	US	4/14/1992 (6/24/1991)	Method of fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

5,279,991 (07/996,794)	US	1/18/1994 (12/24/1992)	Method for fabricating stacks of IC chips by segmenting a larger stack

Minahan, Joseph A.; Pepe, Angel A.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

5,432,318 (08/178,923)	US	7/11/1995 (1/7/1994)	Apparatus for segmenting stacked IC chips

Minahan, Joseph A.

5,304,790 (07/956,914)	US	4/19/1994 (10/5/1992)	Apparatus and system for controllably varying image resolution to reduce data output

Arnold, Jack

5,347,428 (07/985,837)	US	9/13/1994 (12/3/1992)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip

Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

5,406,701 (08/120,675)	US	4/18/1995 (9/13/1993)	Fabrication of dense parallel solder bump connections

Pepe, Angel A.; Reinker, David M.; Minahan, Joseph A.

5,424,920 (08/232,739)	US	6/13/1995 (4/25/1994)	Non-conductive end layer for integrated stack of IC chips

Miyake, Michael K.

5,432,729 (08/255,465)	US	7/11/1995 (6/8/1994)	Electronic module comprising a stack of IC chips each interacting with an IC chip secured to the stack

Carson, John C.; Some, Raphael R.

5,581,498 (08/326,645)	US	12/3/1996 (10/20/1994)	Stack of IC chips in lieu of single IC chip

Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

5,688,721 (08/62,2671)	US	11/18/1997 (3/26/1996)	3D stack of IC chips having leads reached by vias through passivation covering access plane

Johnson, Tony K.

5,953,588 (08/777,747)	US	9/14/1999 (12/21/1996)	Stackable layers containing encapsulated IC chips

Camien, Andrew N; Yamaguchi, James S.

6,072,234 (09/316,740)	US	6/6/2000 (5/21/1999)	Stack of equal layer neo-chips containing encapsulated IC chips of different sizes

Camien, Andrew N.; Yamaguchi, James S.

5,955,668 (09/166,458)	US	9/21/1999 (10/5/1998)	Multi-element micro gyro

Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

6,089,089 (09/301,847)	US	7/18/2000 (4/29/1999)	Multi-element micro gyro Hsu, Ying W.

6,578,420 (09/604,782)	US	6/17/2003 (6/26/2000)	Multi-axis micro gyro structure

Hsu, Ying Wen

6,014,316 (09/095,416)	US	1/11/2000 (6/10/1998)	IC stack utilizing BGA contacts

Eide, Floyd K.

6,028,352 (09/095,415)	US	2/22/2000 (6/10/1998)	IC stack utilizing secondary leadframes Eide, Floyd K.

6,117,704 (09/282,704)	US	9/12/2000 (3/31/1999)	Stackable layers containing encapsulated chips

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

Yamaguchi, James S.; Ozguz, Volkan H.; Camien, Andrew N.

6,476,392 (09/853,819)	US	11/5/2002 (5/11/2001)	Method and apparatus for temperature compensation of an uncooled focal plane array

Kaufman, Charles S.; Carson, Randolph S.; Hornback, William B.

6,891,160 (10/281,393)	US	5/10/2005 (10/25/2002)	Method and apparatus for temperature compensation of an uncooled focal plane array

Kaufman, Charles S.; Carson, Randolph S.; Hornback, William B.

7,235,785 (11/048,634)	US	6/26/2007 (1/31/2005)	Imaging device with multiple fields of view incorporating memory-based temperature compensation of an uncooled focal plane array

Hornback, Bert; Harwood, Doug; Boyd, W. Eric; Carlson, Randy

6,596,997 (09/921,525)	US	7/22/2003 (8/3/2001)	Retro-reflector warm stop for uncooled thermal imaging cameras and method of using the same

Kaufman, Charles S.

6,706,971 (10/142,557)	US	3/16/2004 (5/10/2002)	Stackable microcircuit layer formed from a plastic encapsulated microcircuit

Albert, Douglas M.; Gann, Keith D.

7,174,627 (10/338,974)	US	2/13/2007 (1/9/2003)	Method of fabricating known good dies from packaged integrated circuits

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

Gann, Keith D.

6,560,109 (09/949,024)	US	5/6/2003 (9/7/2001)	Stack of multilayer modules with heat-focusing metal layer

Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,717,061 (09/949,512)	US	4/6/2004 (9/7/2001)	Stacking of multilayer modules

Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,734,370 (09/948,950)	US	5/11/2004 (9/7/2001)	Multilayer modules with flexible substrates

Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

7,127,807 (10/431,914)	US	10/31/2006 (5/7/2003)	Process of manufacturing multilayer modules

Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,797,537 (09/938,686)	US	9/28/2004 (10/30/2001)	Method of making stackable layers containing encapsulated integrated circuit chips with one or more overlaying interconnect layers

Pepe, Angel Antonio; Yamaguchi, James Satsuo

6,784,547 (10/302,680)	US	8/31/2004 (11/21/2002)	Stackable layers containing encapsulated integrated circuit chips with one or more

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

overlying interconnect layers

Pepe, Angel Antonio; Yamaguchi, James Satsuo

7,239,012 (10/951,990)	US	7/3/2007 (9/28/2004)	Three-dimensional module comprised of layers containing IC chips with overlying interconnect layers

Pepe, Angel; Yamaguchi, James

6,806,559 (10/128,728)	US	10/19/2004 (4/22/2002)	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

6,912,862 (10/615,641)	US	7/5/2005 (7/8/2003)	Cryopump piston position tracking Sapir, Itzhak

6,967,411 (10/360,244)	US	11/22/2005 (2/7/2003)	Stackable layers containing ball grid array packages Eide, Floyd K.

7,242,082 (11/229,351)	US	6/10/2007 (9/15/2005)	Stackable layer containing ball grid array package Eide, Floyd

6,993,835 (10/726,888)	US	2/7/2006 (12/4/2003)	Method for electrical interconnection of angularly disposed conductive patterns Albert, Douglas Marice

6,998,328 (10/701,783)	US	2/14/2006 (11/5/2003)	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

7,417,323 (10/703,177)	US	(11/6/2003)	Neo-wafer device and method Sambo S. He

7,198,965 (11/354,370)	US	4/3/2007 (2/14/2006)	Method for making a neo-layer comprising embedded discrete components

He, Sambo

7,180,579 (10/806,037)	US	2/20/2007 (3/22/2004)	Three-dimensional imaging processing module incorporating stacked layers containing microelectronic circuits

Ludwig, David E.; Kennedy, John V.; Kleinhans, William; Liu, Tina; Krutzik, Christian

7,436,494 (11/706,724)	US	10/14/2008 (2/15/2007)	Three-dimensional lanar module with alignment refernce insert circuitry Ludwig, David E.; Kennedy, John V.; Kleinhans, William; Liu, Tina; Krutzik, Christian

7,335,576 (11/197,828)	US	2/26/2008 (8/5/2005)	Method for precision integrated circuit die singulation using differential etch rates

David, Ludwig; Yamaguchi, James; Clark, Stuart; Boyd, W. Eric

7,380,459 (11/654,292)	US	6/3/2008 (1/16/2007)	Absolute pressure sensor

Sapir, Itzhak

09/949,203	US	9/7/2001	Method of manufacturing multilayer modules

James Satsuo Yamaguchi; Angel Antonio Pepe; Volkan

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
H. Ozguz; Andrew Nelson Camien

10/968,572	US	10/19/2004	Vertically stacked pre-packaged integrated circuit chips

Keith Gann; Douglas N. Albert

7,440,449 (10/960,712)	US	10/6/2004	High speed switching module comprised of stacked layers incorporating T-connect structures

John C. Carson; Volkan H. Orguz

11/977,447	US		Inventorship not available

11/897,938	US		Inventorship not available

11/825,643	US	7/7/2007	Inventorship not available

11/807,671	US		Inventorship not available

11/731,154	US		Inventorship not available

11/644,438	US	12/22/2006	Method for making stacked integrated circuits (ICs) using prepackaged parts

Keith D. Gann

11/524,090	US	9/20/2006	Stackable tier structure comprising high density feedthrough

Volkan Ozguz; Jonathan Stern

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

11/511117	US	8/26/2006	MEMS cooling device

Itzhak Sapir

11/499,403	US	8/4/2006	High density interconnect assembly comprising stacked electronic module

John V. Kennedy

11/441908	US	5/26/2006	Stackable tier structure comprising prefabricated high density feedthrough

Volkan Ozguz; Jonathan Stern

11/429,468	US		Inventorship not available

11/415,891	US	5/1/2006	Low power electronic circuit incorporating real time clock

Gary Gottlieb

10/339,023	US	1/9/2003	Method for making stacked integrated circuits (ICs) using prepackaged parts Keith D. Gann

11/350,974	US	2/8/2006	Stacked ball grid array package module utilizing one or more interposer layers

William E. Boyd; Daniel Michaels

11/302,480	US	12/12/2005	Neo-wafer device comprised of multiple singulated integrated circuit die

Stern Jonathan

11/301645	US	12/12/2005	Cornerbond assembly comprising three-dimensional electronic modules

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

Albert Douglas

11/259,683	US	10/25/2005	Stacked microelectronic layer and module with three-axis channel T-connects

Keith D. Gann; W. Eric Boyd

11/248,659	US	10/11/2005	Anti-tamper module

Volkan H. Ozguz; John Leon

10/178,390	US	6/24/2002	Video event capture, storage and processing method and apparatus

Randolph S. Carlson

60/993,689	US		Inventorship not available

11/150712	US	6/10/2005	Stackable semiconductor chip layer comprising prefabricated trench interconnect vias

W. Eric Boyd; Angel Pepe; James Yamaguchi; Volkan Ozguz; Andrew Camien; Douglas Albert

11/062,507	US	2/22/2005	BGA-scale stacks comprised of layers containing integrated circuit die and a method for making the same

Gann Keith; William E. Boyd

12/008,253	US		Inventorship not available

61/007,497	US		Inventorship not available

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

TR1596433 (TR04394026.1)	TR	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method

Stern, Jonathan Michael

SK1596433 (SK04394026.1)	SK	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method

Stern, Jonathan Michael

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Carson, John C.

SE83902618.4	SE	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

NL0570479 (NL92905662.0)	NL	10/10/2001 (1/29/1992)	Hardware for electronic neural network

Carson, John C.

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JP2098125 (JP12-2098125)	JP	10/20/1987	High-density electronic modules, process and product

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

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IT1596433 (IT04394026.1)	IT	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

IE1596433 (IE04394026.1)	IE	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

GB0570479 (GB92905662.0)	GB	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

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GB1596433 (GB04394026.1)	GB	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

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Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
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GB067087 (GB94909418.9)	GB	(12/16/1993)	Fabricating stacks of ic chips by segmenting a larger stack MINIHAN JOSEPH A; PEPE ANGEL A

FR1097467 (FR99928571.1)	FR	11/2/2006 (6/10/1993)	IC stack utilizing secondary leadframes Eide, Floyd K.

FR1596433 (FR04394026.1)	FR	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

FR83902618.4	FR	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

FR05996075 (FR93911250.4)	FR	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

FR0683968	FR	10/24/2002	Module comprising IC

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
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FR0695494 (FR94915397.7)	FR	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

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Title of Patent and First
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ball grid array packages Eide, Floyd K.

EP99967712.3	EP	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

EP99928570.3	EP	6/10/1993	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

EP02805694.3	EP	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

EP05996075 (EP93911250.4)	EP	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

EP02789292.6	EP	10/25/2002	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers and a method of making the same Pepe, Angel Antonio; Yamaguchi, James Satsuo

EP02798173.7	EP	9/9/2002	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

EP05111589.7	EP	12/1/2005	BGA-scale stacks comprised

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EP95935157.8	EP	9/27/1995	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

EP03721978.9	EP	4/22/2003	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

DE69232116 (DE69232116)	DE	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

DE69330630 (DE69330630)	DE	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

DE69426695 (DE69426695)	DE	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

DE60200401 (DE60200401)	DE	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

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Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
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PCT/US00/029448	WO	10/25/2000	SYSTEM AND METHODS FOR PRODUCING HIGH RESOLUTION IMAGES FROM A VIDEO SEQUENCE OF LOWER RESOLUTION IMAGES CARLSON RANDOLPH S; ARNOLD JACK L; FELDMUS VALENTIN G

PCT/US92/005348	WO	6/24/1992	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

PCT/US03/004462	WO	5/5/1993	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

PCT/US99/013171	WO	6/10/1999	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

PCT/US06/008920	WO	3/10/2006	Method for making a neo-layer comprising embedded discrete components He, Sambo

PCT/US06/039915	WO	8/26/2006	MEMS cooling device Itzhak Sapir

PCT/US01/031583	WO	10/9/2001	High speed switching module comprised of stacked layers incorporating T-connect structures John C. Carson; Volkan H. Orguz

PCT/US02/002276	WO	1/25/2002	A stackable microcircuit layer formed from a plastic encapsulated microcircuit and method of making the same Albert, Douglas M.; Gann, Keith D.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

PCT/US02/006848	WO	3/4/2002	Retro-reflector warm stop for uncooled thermal imaging cameras and method of using the same Kaufman, Charles S.

PCT/US02/022617	WO	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

PCT/US02/028628	WO	9/9/2002	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

PCT/US02/034339	WO	10/25/2002	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers and a method of making the same Pepe, Angel Antonio; Yamaguchi, James Satsuo

PCT/US02/19779	WO	6/24/2002	Video event capture, storage and processing method and apparatus Randolph S. Carlson

PCT/US03/009190	WO	9/27/1993	Fabrication of dense parallel solder bump connections Pepe, Angel A.; Reinker, David M.; Minahan, Joseph A.

PCT/US03/013569	WO	4/22/2003	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

PCT/US03/024706	WO	08/08/2003	Stackable layers containing ball grid array packages Eide, Floyd K.

PCT/US83/01142	WO	7/25/1983	Multiplexer circuitry for high density analog signals

PCT/US88/003084	WO	9/8/1988	Bonding of aligned conductive bumps on adjacent surfaces Go, Tiong C.

PCT/US92/000780	WO	1/29/1992	Hardware for electronic neural network Carson, John C.

PCT/US92/003705	WO	6/28/1990	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

PCT/US93/009470	WO	10/5/1993	Apparatus and system for controllably varying image resolution to reduce data output Arnold, Jack

PCT/US93/011601	WO	12/1/1993	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

PCT/US93/012268	WO	12/16/1993	Fabricating stacks of ic chips by segmenting a larger stack MINIHAN JOSEPH A; PEPE ANGEL A

PCT/US94/004322	WO	4/19/1994	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

PCT/US94/009186	WO	8/12/1994	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

PCT/US95/002851	WO	3/7/1995	3D stack of IC chips having leads reached by vias through passivation covering access plane Johnson, Tony K.

PCT/US95/012378	WO	9/27/1995	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

PCT/US96/000746	WO	1/22/1996	Stackable modules and multimodular assemblies Carson, John C.; DeCaro, Robert E.; Hsu, Ying; Miyake, Michael K.

PCT/US96/014610	WO	9/11/1996	SENSING AND SELECTING OBSERVED EVENTS FOR SIGNAL PROCESSING SAUNDERS CHRIST H

PCT/US98/021798	WO	10/14/1998	Multi-element micro gyro Hsu, Ying Wen

PCT/US98/023929	WO	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same Albert, Douglas; Ogzuz Volkhan H

PCT/US98/095415	WO	6/10/1999	IC stack utilizing secondary leadframes Eide, Floyd K.

PCT/US99/001734	WO	3/23/1990	Analog to digital conversion incorporated in Z-technology module Wall, Llewellyn E.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

PCT/US99/004211	WO	2/25/1999	STACKING LAYERS CONTAINING ENCLOSED IC CHIPS EIDE FLOYD

PCT/US99/031124	WO	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array

Carson, John C.; Saunders, Christ H.

WO1998US21798	WO	10/14/1998	Multi-element micro gyro

Hsu, Ying Wen

07/329,003	US	3/27/1989	Analog to digital conversion on multiple channel IC chips

Wall, Llewellyn E.

07/377,241	US	7/7/1989	Inventorship not available

07/884,719	US	5/15/1992	Method for fabricating stacks of IC chips by segmenting a larger stack

Minahan, Joseph A.; Pepe, Angel A.

07/884660	US	5/15/1992	Non-conductive end layer for integrated stack of IC chips

Miyake, Michael K.

07/955461	US	10/2/1992	Fabrication of dense parallel solder bump connections

Joseph Minahan

08/052,475	US	4/23/1993	Electronic module comprising a stack of IC chips each interacting with an IC chip secured to the stack face Carson, John C.; Some, Raphael R.

08/106,909	US	8/13/1993	Inventorship not available

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

08/213,149	US	3/15/1994	3D stack of IC chips having leads reached by vias through passivation covering access plane

Johnson, Tony K.

08/870,812	US	6/6/1997	Multi-element micro gyro

Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

08/943,305	US	10/14/1997	Multi-element micro gyro

Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

09/190,378	US	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same

Albert, Douglas

09/770,864	US	1/26/2001	Method of making a stackable microcircuit layer from a plastic encapsulated microcircuit

Douglas M. Albert; Keith D. Gann

10/197,006	US	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit

Ogzuz, Volkhan H; Khashayar, Abbas

10/663,371	US		Stacked microelectronic module with vertical interconnect vias Ogzuz, Volkhan H;

10/805,849	US	3/22/2004	Three-dimensional imaging device incorporating stacked layers containing microelectronic circuits

David E. Ludwig; John V. Kennedy; Christian Krutzik

11/003,429	US	12/6/2004	Wearable biomonitor with flexible thinned integrated circuit

Ogzuz, Volkhan H; Khashayar, Abbas

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
60/036,759	US	1/28/1997	Multi-element micro gyro

Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

60/049,025	US	6/9/1997	Stacking layers containing enclosed IC chips

Eide, Floyd K.

60/049,026	US	6/9/1997	Stacking layers containing enclosed IC chips Eide, Floyd K.

60/049,582	US	6/13/1997	IC stack utilizing BGA contacts

Eide, Floyd K.

60/065,088	US

60/238,797	US	10/6/2000	High speed data switch with traverse-mated stacks containing superconducting electronics

John Carson

60/274,120	US

60/305,353	US		Biomonitor device

Ogzuz, Volkhan H

60/346,494	US	1/9/2002	Low cost miniature computer and methods for making same Gann, Keith

60/348,852	US	1/17/2002	Field programmable gate array structure incorporating high density support circuitry and method for making same

Ozguz, Volkan H.;

60/354,442	US	2/7/2002	BGA layer and assembly and method for making same

Eide, Floyd K.

60/355,955	US	2/12/2002	Stacked BGA assembly Eide, Floyd K.

60/394,167	US	7/8/2002	Cryopump piston position tracking using an encoder

Sapir, Itzhak

60/410,895	US		Wearable biomonitor with flexible thinned integrated circuit

Ogzuz, Volkhan H; Khashayar, Abbas

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

60/424,022	US		NEO-wafers and NEO-chips, device and method

Sambo S. He

60/424,025	US	11/6/2002	Creating wafers from singulated die

Stern, Jonathan Michael

60/462,677	US	3/28/2003	High-speed transmitter and receiver incorporating three-dimensional readout electronic module

David E. Ludwig;

60/546,598	US	2/20/2004	BGA-scale stacks comprised of thin small outline packages and method for making the same

Gann Keith; William E. Boyd

60/617,356	US	10/8/2004	Anti-tamper module

Volkan H. Ozguz; John Leon

60/652,777	US	2/14/2005	Stacked ball grid array package module utilizing one or more interposer layers

William E. Boyd; Daniel Michaels

60/678,618	US	5/5/2005	GPS incorporating low power real time clock circuitry

Itzhak Sapir

60/684,372	US	5/26/2005	Stackable layers of encapsulated integrated circuit chips interconnected with prefabricated via structures

Volkan Ozguz; Jonathan Stern

60/710,717	US	8/24/2005	Surface trenched stackable layers

Keith Gann; Douglas N. Albert

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

60/711,375	US	8/26/2005	High density interconnect scheme for stacked electronic modules

John V. Kennedy

60/711,376	US	8/26/2005	MEMS cooling device

Itzhak Sapir

60/758,922	US	1/17/2006	Absolute pressure sensor Sapir, Itzhak

60/628,742	US	11/18/2004	Interface optimization of high density interconnects

Stewarrt Clark

60/617,426	US	10/8/2004	Interface optimization of high density interconnects

Stewarrt Clark

RE33331 (07/336,017)	US	9/11/1990 (4/10/1989)	Multiplexer circuitry for high density analog signals

Inventorship not available

4,490,626 (06/403,004)	US	12/25/1984 (7/29/1982)	Multiplexer circuitry for high density analog signals

Carlson, Randolph S.

4,912,545 (07/097,797)	US	3/27/1990 (9/16/1987)	Bonding of aligned conductive bumps on adjacent surfaces

Go, Tiong C.

4,983,533 (07/114,415)	US	1/8/1991 (10/28/1987)	High-density electronic modules — process and product

Go, Tiong C.

4,290,844 (06/015070)	US	9/22/1981 (2/26/1979)	Focal plane photo-detector mosaic array fabrication

Rotolante, Ralph A.; Koehler, Toivo

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

4,304,624 (05/855242)	US	12/8/1981 (11/28/1977)	Method of fabricating a multi-layer structure for detector array module

Carson, John C.; Dahlgren, Paul F.

4,352,715 (06/206993)	US	10/5/1982 (11/17/1980)	Detector array module fabrication

Carson, John C.; Dahlgren, Paul F.

4,354,107 (06/206994)	US	10/12/1982 (11/14/1980)	Detector array module-structure and fabrication Carson, John C.; Dahlgren, Paul F.

4,403,238 (06/213933)	US	9/6/1983 (12/8/1980)	Detector array focal plane configuration

Clark, Stewart A.

4,449,044 (06/262296)	US	5/15/1984 (5/11/1981)	Focal plane photo-detector mosaic array apparatus

Rotolante, Ralph A.; Koehler, Toivo

4,525,921 (06/517221)	US	7/2/1985 (7/25/1983)	High-density electronic processing package-structure and fabrication

Carson, John C.; Clark, Stewart A.

4,551,629 (06/572802)	US	11/5/1985 (1/23/1984)	Detector array module-structure and fabrication

Carson, John C.; Clark, Stewart A.

4,555,623 (06/558099)	US	11/26/1985 (12/5/1983)	Pre-amplifier in focal plane detector array

Bridgewater, Walter F.; De Caro, Robert E.; Larson, Roger; Wall, Llewellyn E.

4,596,948 (06/661727)	US	6/24/1986 (10/17/1984)	Constant current source for integrated circuits

Wall, Llewellyn E.

4,617,160 (06/674096)	US	10/14/1986 (11/23/1984)	Method for fabricating modules comprising uniformly stacked, aligned circuit-carrying layers

Belanger, Robert J.; Bisignano, Alan G.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

4,646,128 (06/720902)	US	2/24/1987 (4/8/1985)	High-density electronic processing package—structure and fabrication

Carson, John C.; Clark, Stewart A.

4,672,737 (06/761889)	US	6/16/1987 (8/2/1985)	Detector array module fabrication process

Carson, John C.; Clark, Stewart A.

4,675,532 (06/795988)	US	6/23/1987 (11/6/1985)	Combined staring and scanning photodetector sensing system having both temporal and spatial filterin

Carson, John C.

4,704,319 (06/842159)	US	11/3/1987 (3/21/1986)	Apparatus and method for fabricating modules comprising stacked circuit-carrying layers

Belanger, Robert J.; Bisignano, Alan G.

4,706,166 (06/856835)	US	11/10/1987 (4/25/1986)	High-density electronic modules—process and product

Go, Tiong C.

4,764,846 (07/000562)	US	8/16/1988 (1/5/1987)	High density electronic package comprising stacked sub-modules

Go, Tiong C.

4,779,005 (07/048551)	US	10/18/1988 (5/11/1987)	Multiple detector viewing of pixels using parallel time delay and integration circuitry

Arnold, Jack L.

4,791,286 (07/042686)	US	12/13/1988 (4/27/1987)	Pre-amplifier in focal plane detector array

Wall, Llewellyn E.

4,806,761 (07/023644)	US	2/21/1989 (3/9/1987)	Thermal imager incorporating electronics module having focal plane sensor mosaic

Carson, John C.; Clark, Stewart A.

4,814,629 (07/107352)	US	3/21/1989 (10/13/1987)	Pixel displacement by series- parallel analog switching

Arnold, Jack L.

4,912,545 (07/097797)	US	3/27/1990 (9/16/1987)	Bonding of aligned conductive bumps on adjacent surfaces

Go, Tiong C.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

5,701,233 (08/376,799)	US	12/23/1997 (1/23/1995)	Stackable modules and multimodular assemblies

Carson, John C.; DeCaro, Robert E.; Hsu, Ying; Miyake, Michael K.

5,745,631 (08/592,691)	US	4/28/1998 (1/26/1996)	Self-aligning optical beam system

Reinker, David M.

SE0511218 (SE90917886.5)	SE	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

NL0511218 (NL90917886.5)	NL	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

NL0683968 (NL94903352.6)	NL	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip

Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

LU0511218 (LU90917886.5)	LU	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

LI0511218 (LI90917886.5)	LI	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

JP06-0515293	JP	12/16/1993	Inventorship not available

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor

JP05-0513453	JP	12/1/1993	Inventorship not available

JP07-0513369	JP	9/27/1995	Inventorship not available

JP02-0506137	JP	3/23/1990	Inventorship not available

JP04-0505734	JP	1/29/1992	Hardware for electronic neural network

Carson, John C.

JP58-502699	JP	7/25/1983	Inventorship not available

PCT/US98/021798	JP	10/14/1998	Multi-element micro gyro Hsu, Ying Wen

IT0511218 (IT90917886.5)	IT	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

IT0683968 (IT94903352.6)	IT	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip

Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

GB0511218 (GB90917886.5)	GB	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

Title of Patent and First
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CH0511218 (CH90917886.5)	CH	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting

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Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

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